UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2008

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iMergent, Inc.

(Exact name of registrant as specified in charter)

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Delaware	001-32277	87-0591719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1303 North Research Way, Orem, Utah, 84097

(Address of principal executive offices)

(801) 227-0004

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On December 19, 2008, iMergent, Inc. (the “Company”) announced its board of directors has declared an adjusted quarterly dividend of $0.02 per share on the company’s common stock. The dividend is payable on January 20, 2009 to stockholders of record at the close of business on January 5, 2009.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
99.1	Press release entitled “iMergent Announces Adjusted Quarterly Dividend”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

Date: December 19, 2008	By:	/s/ ROBERT LEWIS
Robert Lewis
Chief Financial Officer

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